INCOME TAX - Reconciliation of Federal Statutory Income Tax Rate to the Effective Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Expected income tax benefit at the federal statutory rate	21.00%	21.00%
State and local taxes, net of federal benefit	10.80%	10.60%
Non-deductible items and other	(0.80%)	(0.50%)
Change in valuation allowance	(31.00%)	(31.10%)
Total	0.00%	0.00%